Exhibit 10.15
_______________________________________________________________________________________

SUBSCRIPTION AGREEMENT
_______________________________________________________________________________________

_______________, 2007

Board of Directors
Fresh Ideas Media, Inc.
6521 Ocaso Drive
Castle Rock, Colorado 80108

Dear sir:

In connection with your offer and my purchase of _______ shares of common stock, as described in the Prospectus to which this Subscription Agreement is attached, of Fresh Ideas Media, Inc., a Nevada corporation, at a subscription price of $0.10 per share (for an aggregate purchase price payable by me of $______ .00), I hereby represent, warrant, covenant and agree with you that at the time of such offer and purchase and as of the date of this Subscription Agreement:

1. I am over the age of twenty-one years.

2. I represent and warrant that I am a resident of the state in which this offer is made insofar as I occupy a dwelling within the state and I intend to remain within the state for an indefinite period of time. Further, if I am not a resident of the state in which the offer is made, then I represent and warrant that I am not a resident of any other state or possession of the United States.

3. I have received the Prospectus of Fresh Ideas Media, delivery of which by you to me has preceded the closing under this Subscription Agreement and my purchase of the shares.

The subscription made by this Subscription Agreement is subject to acceptance by Fresh Ideas Media in its sole discretion; which acceptance shall be evidenced by Fresh Ideas Media’s signing and delivering to me at the address set forth on the signature page hereof of a fully-executed counterpart of this Subscription Agreement. In the event that Fresh Ideas Media shall reject my subscription, the purchase price for the shares shall be refunded promptly to me without interest or deduction.

Attached to and incorporated in that certain Subscription Agreement attached to that certain Prospectus of Fresh Ideas Media, Inc.

Very truly yours,

Individuals execute below: Corporations, partnerships, trusts and other  entities execute below:

Individuals execute below:	Corporations, partnerships, trusts and other entities execute below:

Name (please type or print)	Name (please type or print)

By:
(Signature)	(Signature of authorized officer, partner or trustee)

Attest:
. Name (please type or print)	(Signature)

(Signature)	(Address)

(Address)	(Address)

(Home Telephone)	(Tax Identification Number)

Attached to and incorporated in that certain Subscription Agreement attached to that certain Prospectus of Fresh Ideas Media, Inc.

Individuals execute below:

____________________________________
(Office Telephone)

____________________________________
(Social Security Number)

ACCEPTED this ___ day of _________, 2007.

IDEAS MEDIA, INC.

Date:	By:	/s/
Mr. Phil E. Ray, President
ATTEST: (Signature)